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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 31, 1996


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Georgia                        0-11258                   58-1521612
 (State or Other                 (Commission File          (I.R.S. Employer
 Jurisdiction of                     Number)             Identification Number)
  Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) On December 31, 1996, WorldCom, Inc., a Georgia corporation ("WorldCom") acquired MFS Communications Company, Inc., a Delaware corporation ("MFS"), pursuant to the merger (the "Merger") of HIJ Corp., a wholly owned subsidiary of WorldCom, with and into MFS. Upon consummation of the Merger, MFS became a wholly owned subsidiary of WorldCom. The Merger was effected pursuant to an Amended and Restated Agreement and Plan of Merger dated as of August 25, 1996 by and among WorldCom, MFS and HIJ Corp.

         As a result of the Merger, each share of MFS common stock was converted into the right to receive 2.1 shares of WorldCom common stock or approximately 411,000,000 WorldCom common shares. Each share of MFS' Series A 8% Cumulative Convertible Preferred Stock was converted into the right to receive one share of Series A 8% Cumulative Convertible Preferred Stock of WorldCom or 94,992 WorldCom Series A preferred shares. Each share of MFS' Series B Convertible Preferred Stock was converted into the right to receive one share of Series B Convertible Preferred Stock of WorldCom or approximately 12,700,000 WorldCom Series B preferred shares. In addition, each depositary share representing 1/100th of a share of MFS Series A Preferred Stock was exchanged for a depositary share representing 1/100th of a share of WorldCom Series A Preferred Stock.

         Upon effectiveness of the Merger, the then outstanding and unexercised options and warrants exercisable for shares of MFS common stock were converted into options and warrants, respectively, exercisable for shares of WorldCom common stock having the same terms and conditions as the MFS options and warrants, except that (i) the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 2.1 and (ii) the holders of each then outstanding and unexercised MFS option which was an "outperformance option" under the MFS 1993 Stock Plan instead received the value of such option in accordance with the terms of such plan.

         The basic terms of the Merger, and the relationships between WorldCom and MFS and their respective directors and executive officers, were described in the Joint Proxy Statement/Prospectus dated November 14, 1996 filed in connection with WorldCom's Registration Statement on Form S-4 (Registration No. 333-16015), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the Merger Agreement and were established through arm's length negotiations between WorldCom and MFS.

(b) The Board of Directors of WorldCom consists of the following individuals: Carl J. Aycock, Max E. Bobbitt, R. Douglas Bradbury, James Q. Crowe, Bernard J. Ebbers, Francesco Galesi, Richard R. Jaros, Stiles A. Kellett, Jr., David C. McCourt, John A. Porter, Walter Scott, Jr., John W. Sidgmore, Scott D. Sullivan, Michael B. Yanney and, in lieu of Clyda Stokes Rent, who was unable to serve, Lawrence
         C. Tucker.

(c) In connection with the Merger, WorldCom shareholders approved a proposal to amend WorldCom's Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of WorldCom Common Stock from 750,000,000 to 2,500,000,000.

(d) Through its acquisition of MFS, WorldCom acquired a domestic and international communications network used to provide integrated local and long distance services as well as a wide range of voice, data, Internet and other enhanced telecommunications services.

         WorldCom intends to continue using property, plant and equipment acquired pursuant to the Merger for the purposes previously noted, subject to possible determinations to eliminate duplicate facilities.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired

         The audited financial statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 of MFS, including the report of independent auditors, and the unaudited financial statements of MFS as of and for the nine months ended September 30, 1996 and 1995, were previously reported in WorldCom's Current Report on Form 8-K/A dated August 25, 1996 (filed November 4, 1996 and November 20, 1996).

         The audited financial statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 of UUNET Technologies, Inc., a wholly owned subsidiary of MFS, including the report of independent auditors and the unaudited financial statements of UUNET as of and for the six months ended June 30, 1996 and 1995, were previously reported in WorldCom's Current Report on Form 8-K/A dated August 25, 1996 (filed November 4, 1996).

(b)      Pro forma financial information

         The pro forma financial information required by this item was previously reported in and is incorporated by reference to item 7(b) of WorldCom's Current Report on Form 8-K/A dated August 25, 1996 (filed November 20, 1996).





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 1997


                                           WORLDCOM, INC.



                                           By:   /s/ Scott D. Sullivan
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                                                    Scott D. Sullivan
                                                    Chief Financial Officer





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                                 EXHIBIT INDEX


Exhibit No.                       Description


   2.1 Amended and Restated Agreement and Plan of Merger by and among WorldCom, HIJ Corp., and MFS dated as of August 25, 1996 (filed as Appendix I to the Joint Proxy Statement/Prospectus dated November 14, 1996 included in WorldCom's Registration Statement on Form S-4, Registration No. 333-16015, and incorporated herein by this reference)*

   3.1 Second Amended and Restated Articles of Incorporation of WorldCom (including preferred stock designations) as of December 31, 1996

   3.2 Bylaws of the Company, as amended (incorporated herein by reference to Exhibit 3(iii) to WorldCom's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996)

   4.1                    See Exhibit 3.1

   4.2                    See Exhibit 3.2

   4.3 Form of Deposit Agreement between WorldCom, The Bank of New York and the holders from time to time of the Depositary Shares representing 1/100 of a share of WorldCom Series A Preferred Stock (the "WorldCom Depositary Shares") (incorporated herein by reference to Exhibit 4.5 to Registration Statement on Form S-4 filed by WorldCom (Registration No. 333-16015))

   4.4 Form of certificate representing WorldCom Depositary Shares (incorporated herein by reference to Exhibit A to the Deposit Agreement filed as Exhibit 4.5 to Registration Statement on Form S- 4 filed by WorldCom (Registration No. 333-16015))

   99.1                   Press Release dated December 31, 1996

   99.2 Joint Proxy Statement/Prospectus dated November 14, 1996 filed in connection with WorldCom's Registration Statement on Form S-4 (No. 333-16015) and incorporated herein by reference


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*        The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.